Time Deposits	12 Months Ended
Dec. 31, 2017
Banking and Thrift [Abstract]
Time Deposits
Note 6:	Time Deposits

Time deposits in denominations of $250,000 or more were $5.1 million at December 31, 2017 and $1.4 million at December 31, 2016. At December 31, 2017, the scheduled maturities of time deposits are as follows:

Due during the year ending December 31,	(In thousands)

2018	$33,954
2019	14,364
2020	12,473
2021	2,176
2022	758
Thereafter	2,092
$65,817